9. Direct taxes and contributions recoverable	12 Months Ended
Dec. 31, 2018
Direct Taxes And Contributions Recoverable
Direct taxes and contributions recoverable
	2018	2017

Direct taxes and contributions recoverable	905,521	532,543

Income tax (IR) and social contribution (CS) (i)	414,408	434,823
PIS/COFINS (ii)	384,093	53,509
Other	107,020	44,211

Current portion	(347,505)	(323,040)
Non-current portion	558,016	209,503

(i)                  The amounts corresponding to income and social contribution taxes are substantially related to: (a) advances made over the period during which the use is expected, for the year 2019; and (b) other income and social contribution tax credits from previous years whose current estimated period of use will be more than 12 months later.

(ii)                The PIS/COFINS amounts recoverable refer to: (i) credits from a legal proceedings filed by TIM Nordeste S.A. (ultimately merged into TIM S.A.) with a favorable final decision in Higher Courts which discussed the exclusion of the ICMS from the PIS and COFINS tax bases for the period from 2002 through 2009.

In March 2017, the Federal Supreme Court (“STF”) recognized the unconstitutionality of including ICMS amounts in the calculation base of PIS and COFINS contributions. TIM Participações, through its subsidiary TIM S.A. (previously named “Intelig Telecomunicações Ltda.”), as the surviving company from the merger of TIM Celular S.A. and other entities existing in the Group in the past, which had filed proceedings of the same nature, has been challenging this issue in court since 2007 and 2006, respectively, with effects retroactive to up to five years, i.e. 2002 and 2001 respectively, as permitted. Based on the STF’s opinion favorable to taxpayers, the Company, supported by the opinion of its legal consultants, ceased the inclusion of the ICMS in the calculation base of PIS and COFINS social security contributions from April 2017.

The proceedings of the subsidiary have already received favorable decisions from the Higher Court, aligning the understanding of the lower courts with the STF decision, and the appeals filed by the National Treasury have been denied based on these same arguments. Despite the request for the modulation of effects made by the Prosecutor’s Office of the National Treasury, the Company, supported by its legal consultants, believes that the decision will not affect any rights claimed under the legal actions.

The Company is calculating the amounts to which it will be entitled at the end of the proceedings, which would be after the final decision is reached by the Higher Courts and without any additional appeal. The potential tax credits would amount to R$3,296 million, of which R$1,863 million corresponds to the principal, and R$1,434 million to monetary adjustments. In addition to this potential tax credit, in November 2018, by reason of a final and without appeal decision, the Company recorded the amount of R$353 million, R$159 million of which corresponding to the principal, and R$194 million to monetary adjustments.